UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2023, Esports Entertainment Group, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to (i) effect a 1-for-400 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) decrease the number of total authorized shares of Common Stock from 500 million shares to 1.25 million shares. The reverse stock split reduced the number of outstanding shares of Common Stock from approximately 426 million to approximately 1.065 million shares. In order to raise capital to maintain compliance with minimum equity listing requirements, we intend to seek stockholder approval to increase the number of authorized shares of common stock at our annual shareholders meeting.

As a result of the Reverse Stock Split, every four hundred (400) shares of common stock issued and outstanding as of the effective date was automatically combined into one share of common stock with no change in the $0.001 par value per share. The exercise prices and the number of shares issuable upon exercise, of the outstanding stock options and warrants, and the number of shares available for future issuance under the equity incentive plans was adjusted in accordance with their respective terms. The reverse stock split affected all stockholders uniformly and did not affect any stockholder’s ownership percentage of the Company’s shares, with the exception of those holders of fractional shares.

The reverse stock split applied to common stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, with the Conversion Price, as defined in their Certificates of Designation, being subject to adjustment under the terms of their respective Certificates of Designation and the previously disclosed settlement and waiver agreement, dated October 6, 2023. The conversion provision of the 10% Series A Cumulative Redeemable Convertible Preferred Stock, which is convertible into shares of Common Stock, was also adjusted to reflect the Company’s reverse stock splits.

The reverse stock split was effected after the Board of Director’s consideration of a variety of factors, including the current trading price of the Common Stock and regaining compliance with Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule),” as well as Nasdaq $1.00 minimum bid price requirement Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Company presented its plan to regain compliance with the Low Priced Stocks Rule and the Minimum Bid Price Rule, as well as its compliance with the $2.5 million minimum stockholders’ equity requirement, as outlined in Listing Rule 5550(b)(1) (“Equity Rule”), at its Panel hearing held on December 14, 2023. On December 19, 2023, the Panel granted the Company an exception until January 24, 2024 to demonstrate compliance with the Low Priced Stocks Rule and the Minimum Bid Price Rule (“Bid Price Compliance”). Upon determining Bid Price Compliance, the Panel will determine whether to grant the Company a further extension to regain compliance with the Equity Rule.

No fractional shares were issued in connection with the reverse stock split. Any fractional shares of common stock resulting from the reverse stock split were rounded up to the nearest whole post-split share and no shareholders received cash in lieu of fractional shares.

The Reverse Stock Split was effective at 4:01 P.M., Eastern Time, on December 21, 2023. The trading symbol for the common stock remains “GMBL,” and the new CUSIP number of the Common Stock following the Reverse Stock Split is 29667K603.

The Company’s transfer agent, VStock Transfer, LLC, acted as the exchange agent for the Reverse Stock Split.

The summary of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Certificate of Change filed with the Secretary of State of the State of Nevada on December 19, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and those discussed in other documents we file with the SEC, including, our ability to maintain compliance with Nasdaq Listing Rules and maintain the listing of our securities on Nasdaq, the effects of the Reverse Stock Split on the stock price and liquidity of our Common Stock, our obligations under our outstanding preferred stock and the settlement agreement, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Michael Villani
	Name:	Michael Villani
	Title:	Chief Financial Officer